UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08611

Legg Mason Charles Street Trust, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Legg Mason BW

Global Opportunities Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason BW Global Opportunities Bond Fund

Fund objective

The Fund’s objective is to maximize total return consisting of income and capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Global Opportunities Bond Fund for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting

Chairman

February 9, 2011

Legg Mason BW Global Opportunities Bond Fund	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manufacturing sector has grown seventeen

IV	Legg Mason BW Global Opportunities Bond Fund

Investment commentary (cont’d)

consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. While final 2010 GDP data has not yet been released, given the economic strains in the Eurozone, the IMF projects that growth in the region will be a modest 1.7% in 2010. Expectations for Japan’s economy are better but still relatively tepid, as the IMF’s forecast for the country’s economy is a 2.8% expansion in 2010. In contrast, many emerging market countries are experiencing strong economic growth. The IMF projects that China’s economy will expand 10.5% in 2010 and that India’s economy will grow 9.7% during the year.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. .. . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of

Legg Mason BW Global Opportunities Bond Fund	V

$850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England, as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vi returned 4.61% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield

VI	Legg Mason BW Global Opportunities Bond Fund

Investment commentary (cont’d)

— 2% Issuer Cap Indexvii returned 14.94% for the twelve months ended December 31, 2010.

Emerging market debt prices rallied over the reporting period, posting positive returns each month during the period except for May, November and December 2010. This solid performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 12.04% over the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President (Acting)

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

vii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of income and capital appreciation. The Fund will normally invest its assets primarily in debt and fixed-income securities of domestic and foreign issuers located in developed countries. The Fund will invest in both investment grade and below investment grade securities, and intends to invest less than 35% of its total assets in below investment grade securities. The Fund will normally invest a minimum of 80% of its total assets in debt securities of issuers located in developed market countries. In addition, under normal circumstances, the Fund will invest at least 80% of its net assets in debt securities. The Fund may invest up to 25% of its net assets in convertible debt securities.

The Fund will normally hold a portfolio of debt securities of issuers located in a minimum of six countries. We intend to maintain an average weighted portfolio quality of A or better, whether composed of rated securities or unrated securities deemed to be of comparable quality. The average weighted durationi of the Fund’s portfolio is expected to range from one to ten years, but for individual markets may be greater or lesser depending on our view of the prospects for lower interest rates and potential capital gains. The Fund may engage in a variety of transactions using derivatives such as futures, options, forward foreign currency transactions and swaps. The Fund may invest significantly in derivatives for both hedging and non-hedging purposes, including for purposes of enhancing returns.

We follow a value approach to investing and, therefore, seek to identify relative value in the international bond markets. We define as undervalued, those markets where we believe real interest rates are high and the currency is undervalued with the potential to appreciate. We will concentrate investments in those undervalued markets where we believe cyclical business conditions as well as secular economic and political trends provide the best opportunity for declining interest rates and a return to lower real rates over time. We believe that such economic conditions provide the best potential to achieve capital appreciation.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Two years after the worst financial crisis in eighty years, the world economy continues to climb out of the economic hole created by the disaster. The last two years have been dominated by risk on/risk off types of highly correlated moves. There has not been much discrimination across risk assets, with most investors focused on the big macro issue of whether the world economy could sustain its advance away from recession or was about to fall back into the hole. However, the policy response to this crisis was massive and without historic comparison. In effect, the U.S. authorities applied all the lessons from the 1930s and Japan’s economic woes and did everything they could to avoid a deflationary depression. The result was a powerful policy tonic of unorthodox monetary reflationii and widely coordinated fiscal stimulus. Whether you agree or disagree with the course of actions, the measures undertaken, in all likelihood, put the U.S. and global economy on a much different path than the one taken by the U.S. earlier in the twentieth century and by Japan at the end of the century. The world as a whole is improving, but the steady advance in global gross domestic product (“GDP”)iii conceals considerable regional diversity. None could be more extreme than the comparison between the economic profile of China which is growing so fast that inflation has become a problem and Southern Europe which to all intents and purposes is in a deflationary depression. Policy makers are reacting to their local circumstances, in striking contrast with the

2	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Fund overview (cont’d)

coordinated global intervention that took place in 2009 and lingered into last year.

Q. How did we respond to these changing market conditions?

A. Our investment process works by incorporating our macroeconomic analysis with an assessment of where we think the biggest pricing anomalies are in the currency and credit space. For most of the last two years, the Fund has been positioned for what could go right, and we believe the results to date have vindicated this point of view. A gradual reduction in global risk aversion has boosted the value of the holdings in the Fund through a number of channels: declining corporate bond spreads, higher prices on the mortgage securities we own along with gains from holdings in emerging market country bonds and currencies. The rising price of commodities, a traditional barometer of economic revival, has helped as well through its impact on the commodity currencies in the Fund.

The Fund employed currency forwards on various currencies in order to hedge exposure of bond positions or to gain currency exposure where we do not hold the country’s bonds because we do not find value in those bonds. During 2010, we hedged some of our U.S. dollar, Australian dollar and New Zealand dollar exposure into other currencies in which we found value, including the British pound, Turkish lira and Chinese yuan. While these currency forwards detracted from performance during the period, the net effect of our currency management added value to the Fund’s performance during 2010.

Performance review

For the twelve months ended December 31, 2010, Class IS shares of Legg Mason BW Global Opportunities Bond Fund returned

13.06%. The Fund’s unmanaged benchmark, the Citigroup World Government Bond Indexiv (the “Index”), returned 5.17% for the same period. The Lipper Global Income Funds Category Average1 returned 7.54% over the same time frame.

Performance Snapshot as of December 31, 2010
(unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Global Opportunities Bond Fund:
Class A	9.46%	N/A
Class C	8.62%	N/A
Class FI	8.71%	12.59%
Class I	9.02%	13.03%
Class IS	9.01%	13.06%
Citigroup World Government Bond Index	6.28%	5.17%
Lipper Global Income Funds Category Average[1]	5.14%	7.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Shares redeemed or exchanged within sixty days of purchase will be subject to a 2% redemption fee. Performance does not reflect the redemption fee, which would reduce the performance shown. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]	Lipper Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments.

Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 172 funds for the six-month period and among the 160 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	3

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Performance information for the twelve-month period is not provided for Class A and Class C shares as these share classes commenced operations on March 10, 2010 and March 11, 2010, respectively.

The 30-Day SEC Yields for the period ended December 31, 2010 for Class A, Class C, Class FI, Class I and Class IS shares were 4.45%, 4.09%, 4.48%, 4.82% and 4.83%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class C and Class FI shares would have been 4.07% and 4.43%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.26%, 1.71%, 1.26%, 1.01% and 0.67%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.00% for Class A shares, 1.45% for Class C shares, 1.00% for Class FI shares, 0.75% for Class I shares and 0.65% for Class IS shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. Fund performance was driven mostly by sector selection within the bond holdings; however, active currency management also contributed to performance. Our allocation to U.S. investment grade corporate bonds was a significant contributor to relative performance during the period as spreads narrowed significantly during 2010. The Fund’s allocation to non-agency mortgage-backed securities also made a significant contribution, given the sector’s yield compression and healthy principal paydowns and coupon payments. In addition, our allocation to bond holdings in the emerging market countries of Indonesia, Brazil and Mexico (which was reclassified as a developed market during 2010) also added value to the portfolio as these countries continue to exhibit attractive yields and strong fundamentals.

In terms of currency, the Fund continued to avoid the euro which represents about 29% of the Index. Renewed contagion in peripheral Economic and Monetary Union markets – particularly in Italy, Ireland and Spain – caused the euro to be a poor-performing currency as it depreciated 6.5% versus the U.S. dollar in 2010. Some of the best-performing currencies this year were commodity producers including the New Zealand dollar and Australian dollar; the Fund had an overweight to both currencies which added to relative performance.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was our lack of exposure to the Japanese yen. The Japanese yen represents over 30% of the Index and appreciated 15% versus the U.S. dollar in 2010. In addition to detracting from relative currency performance, the Japanese bond market also performed relatively well in 2010; so, not owning any Japanese government bonds detracted from value in terms of bond selection also. Finally, our holdings in longer-duration U.S. Treasury

4	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Fund overview (cont’d)

bonds detracted this year as fears of a double-dip recession in the U.S. abated and global economic activity surprised to the upside.

Q. Were there any significant changes to the Fund during the reporting period?

A. We trimmed our credit exposure throughout most of 2010, mainly through a steady reduction in our holdings of high-quality corporate credit. Our expectation is that we will continue to unwind corporate bond holdings as the recovery plays out. At the end of 2010, our weighting to U.S. investment grade corporate bonds was approximately 13%, as compared to approximately 21% as of year end 2009.

Thank you for your investment in Legg Mason BW Global Opportunities Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

RISKS: The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. Foreign securities involve special risks such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund’s share price will decline as interest rates rise. Below investment grade debt securities involve greater volatility than higher-rated securities. To the extent that the Fund invests in mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. The Fund may engage in derivative transactions, which involve special risks and costs and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Sovereign Bonds (49.7%), U.S. Government & Agency Obligations (17.6%), Corporate Bonds & Notes (15.0%), Collateralized Mortgage Obligations (10.9%) and Municipal Bonds (2.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii  Reflation is a fiscal or monetary policy, designed to expand a country's output and curb the effects of deflation. Reflation policies can include reducing taxes, changing the money supply and lowering interest rates.

iii  Gross domestic product ("GDP") is the market value of all final goods and services produced within a country in a given period of time.

iv  The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of fourteen countries.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2010 and December 31, 2009 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	9.46%	$1,000.00	$1,094.60	0.91%	$4.80	Class A	5.00%	$1,000.00	$1,020.62	0.91%	$4.63
Class C	8.62	1,000.00	1,086.20	1.36	7.15	Class C	5.00	1,000.00	1,018.35	1.36	6.92
Class FI	8.71	1,000.00	1,087.10	1.00	5.26	Class FI	5.00	1,000.00	1,020.16	1.00	5.09
Class I	9.02	1,000.00	1,090.20	0.65	3.42	Class I	5.00	1,000.00	1,021.93	0.65	3.31
Class IS	9.01	1,000.00	1,090.10	0.65	3.42	Class IS	5.00	1,000.00	1,021.93	0.65	3.31

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value, and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A		Class C		Class FI	Class I	Class IS
Twelve Months Ended 12/31/10	N/A		N/A		12.59%	13.03%	13.06%
Inception* through 12/31/10	11.76	%†	10.62	%†	21.81	20.78	7.90

With sales charges[2]	Class A		Class C		Class FI	Class I	Class IS
Twelve Months Ended 12/31/10	N/A		N/A		12.59%	13.03%	13.06%
Inception* through 12/31/10	7.04	%†	9.62	%†	21.81	20.78	7.90

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 3/10/10 through 12/31/10)	11.76%
Class C (Inception date of 3/11/10 through 12/31/10)	10.62
Class FI (Inception date of 2/26/09 through 12/31/10)	43.88
Class I (Inception date of 3/19/09 through 12/31/10)	40.12
Class IS (Inception date of 11/1/06 through 12/31/10)	37.27

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, I and IS shares are March 10, 2010, March 11, 2010, February 26, 2009, March 19, 2009 and November 1, 2006, respectively.

8	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason BW Global Opportunities Bond Fund vs. Citigroup World Government Bond Index‡ — March 10, 2010 - December 2010

Value of $10,000 invested in

Class C Shares of Legg Mason BW Global Opportunities Bond Fund vs. Citigroup World Government Bond Index‡ — March 11, 2010 - December 2010

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class FI Shares of Legg Mason BW Global Opportunities Bond Fund vs. Citigroup World Government Bond Index‡ — February 26, 2009 - December 2010

Value of $1,000,000 invested in

Class I Shares of Legg Mason BW Global Opportunities Bond Fund vs. Citigroup World Government Bond Index‡ — March 19, 2009 - December 2010

10	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Legg Mason BW Global Opportunities Bond Fund vs. Citigroup World Government Bond Index† — November 1, 2006 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

‡	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class FI, I and IS shares of Legg Mason BW Global Opportunities Bond Fund on March 10, 2010 (commencement of operations), March 11, 2010 (commencement of operations), February 26, 2009 (commencement of operations), March 19, 2009 (commencement of operations) and November 1, 2006 (commencement of operations), respectively, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. There is a CDSC charge of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of fourteen countries. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	11

Schedule of investments

December 31, 2010

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 49.7%
Australia — 8.6%
New South Wales Treasury Corp.	6.000%	4/1/19	$9,715,000	AUD	$10,028,616
New South Wales Treasury Corp., Senior Notes	6.000%	4/1/16	31,220,000	AUD	32,092,122
Queensland Treasury Corp., Senior Bonds	6.250%	2/21/20	4,259,000	AUD	4,387,296
Total Australia					46,508,034
Brazil — 3.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	33,854,000	BRL	17,971,722
Canada — 4.0%
Canadian Government Bond	6.000%	6/1/11	5,260,000	CAD	5,394,052
Government of Canada, Notes	2.000%	9/1/12	15,510,000	CAD	15,698,435
Province of Ontario	6.250%	6/16/15	730,000	NZD	591,796
Total Canada					21,684,283
Hungary — 1.6%
Hungary Government Bond	5.500%	2/12/16	2,040,900,000	HUF	8,838,688
Indonesia — 2.9%
Government of Indonesia, Senior Bond	11.000%	11/15/20	24,980,000,000	IDR	3,369,918
Government of Indonesia, Senior Bond	9.500%	7/15/23	16,320,000,000	IDR	1,942,819
Government of Indonesia, Senior Bond	10.000%	9/15/24	85,840,000,000	IDR	10,454,112
Total Indonesia					15,766,849
Korea — 4.0%
Korea Treasury Bond	5.750%	9/10/18	22,524,000,000	KRW	21,525,017
Malaysia — 4.5%
Government of Malaysia	3.756%	4/28/11	26,205,000	MYR	8,534,263
Government of Malaysia	3.833%	9/28/11	5,900,000	MYR	1,929,462
Government of Malaysia	3.718%	6/15/12	41,460,000	MYR	13,595,344
Total Malaysia					24,059,069
New Zealand — 2.4%
Government of New Zealand	6.000%	4/15/15	11,984,000	NZD	9,774,197
Government of New Zealand	6.000%	5/15/21	3,790,000	NZD	2,971,034
Total New Zealand					12,745,231
Norway — 3.7%
Government of Norway	6.000%	5/16/11	52,415,000	NOK	9,102,481
Government of Norway, Bonds	6.500%	5/15/13	58,630,000	NOK	10,957,637
Total Norway					20,060,118
Poland — 5.5%
Republic of Poland, Bonds	5.250%	10/25/17	63,215,000	PLN	20,860,224
Republic of Poland, Bonds	5.250%	10/25/20	28,660,000	PLN	9,153,977
Total Poland					30,014,201

See Notes to Financial Statements.

12	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sweden — 4.4%
Kingdom of Sweden	5.500%	10/8/12	$151,380,000	SEK	$23,918,430
United Kingdom — 4.8%
United Kingdom Gilt	4.250%	3/7/36	16,570,000	GBP	26,015,114
Total Sovereign Bonds (Cost — $254,823,747)					269,106,756
Collateralized Mortgage Obligations — 10.9%
Citigroup Mortgage Alternative Loan Trust, 2007-A4 1A5	5.750%	4/25/37	1,752,671		1,376,252
Countrywide Alternative Loan Trust, 2005-26CB A6	5.500%	7/25/35	2,977,311		2,514,342
Countrywide Alternative Loan Trust, 2005-46CB A20	5.500%	10/25/35	1,294,365		1,016,522
Countrywide Alternative Loan Trust, 2005-J1 3A1	6.500%	8/25/32	921,939		897,626
Countrywide Alternative Loan Trust, 2005-J10 1A16	5.500%	10/25/35	1,740,000		1,401,285
Countrywide Home Loans, 2005-7 A2	5.750%	5/25/37	3,290,000		2,697,356
Countrywide Home Loans, 2007-3 A12	6.000%	4/25/37	2,610,000		2,212,152
Credit Suisse Mortgage Capital Certificates, 2007-2 3A4	5.500%	3/25/37	2,415,000		2,133,611
Credit Suisse Mortgage Capital Certificates, 2008-2R 1A1	6.000%	7/25/37	3,059,131		2,352,398	(a)
Deutsche Mortgage Securities Inc., 2007-RS8 3A1	5.650%	9/28/36	5,592,205		3,640,581	(a)(b)
Deutsche Mortgage Securities Inc., 2008-RS1 3A1	5.650%	8/28/36	6,503,201		4,242,142	(a)(b)
JPMorgan Alternative Loan Trust, 2008-R2 A1	6.000%	11/25/36	3,187,059		2,431,914	(a)
JPMorgan Alternative Loan Trust, 2008-R4 1A1	6.000%	12/27/36	5,503,272		5,323,899	(a)
MASTR Resecuritization Trust, 2008-1 A1	6.000%	9/27/37	1,449,843		1,267,155	(a)
MASTR Resecuritization Trust, 2008-4 A1	6.000%	6/27/36	5,061,021		4,539,782	(a)(b)
Prime Mortgage Trust, 2006-2 1A14	6.250%	11/25/36	1,285,349		1,105,176
RBSGC Mortgage Pass Through Certificates, 2008-A A1	5.500%	11/25/35	3,353,424		2,626,562	(a)
Thornburg Mortgage Securities Trust, 2005-3 B1	4.472%	10/25/35	2,111,077		383,144	(b)
Thornburg Mortgage Securities Trust, 2005-4 B1	4.842%	12/25/35	814,021		173,737	(b)
WaMu Mortgage Pass-Through Certificates, 2005-6 2A1	5.500%	8/25/35	999,891		889,921
Wells Fargo Mortgage Backed Securities Trust, 2006-12 A2	6.000%	10/25/36	1,310,000		1,269,761
Wells Fargo Mortgage Backed Securities Trust, 2007-11 A36	6.000%	8/25/37	8,915,000		8,457,812
Wells Fargo Mortgage Backed Securities Trust, 2007-11 A88	6.000%	8/25/37	3,749,933		3,736,332
Wells Fargo Mortgage Backed Securities Trust, 2007-11 A90	6.000%	8/25/37	681,795		679,285
Wells Fargo Mortgage Backed Securities Trust, 2007-11 A96	6.000%	8/25/37	1,640,841		1,579,190
Total Collateralized Mortgage Obligations (Cost — $59,078,254)					58,947,937

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	13

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 15.0%
Consumer Discretionary — 3.0%
Media — 2.8%
Comcast Corp., Notes	6.450%	3/15/37	$335,000		$357,936
Comcast Corp., Senior Notes	6.950%	8/15/37	1,270,000		1,436,456
Comcast Corp., Senior Notes	6.550%	7/1/39	2,200,000		2,392,566
Time Warner Cable Inc., Debentures	7.300%	7/1/38	8,105,000		9,477,282
Viacom Inc., Senior Notes	6.875%	4/30/36	1,385,000		1,589,082
Total Media					15,253,322
Multiline Retail — 0.2%
Target Corp., Senior Notes	6.500%	10/15/37	775,000		903,699
Total Consumer Discretionary					16,157,021
Financials — 8.7%
Capital Markets — 1.4%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	7,306,000		7,469,625
Commercial Banks — 1.3%
Fifth Third Bancorp, Subordinated Notes	8.250%	3/1/38	6,060,000		6,974,145
Consumer Finance — 1.2%
American Express Credit Corp., Senior Notes	5.125%	8/25/14	6,035,000		6,506,841
Diversified Financial Services — 4.1%
Bank of America Corp., Senior Notes	4.500%	4/1/15	6,475,000		6,580,769
Citigroup Inc., Senior Notes	6.375%	8/12/14	4,915,000		5,432,092
General Electric Capital Corp., Senior Notes	7.625%	12/10/14	1,780,000	NZD	1,476,014
Kreditanstalt fuer Wiederaufbau, Senior Notes	6.250%	12/4/19	5,859,000	AUD	5,884,966
Svensk Exportkredit AB, Senior Notes	7.625%	6/30/14	3,290,000	NZD	2,763,333
Total Diversified Financial Services					22,137,174
Insurance — 0.7%
MetLife Inc., Senior Notes	5.875%	2/6/41	3,735,000		3,937,915
Total Financials					47,025,700
Health Care — 0.9%
Biotechnology — 0.1%
Biogen Idec Inc., Senior Notes	6.875%	3/1/18	250,000		281,840
Health Care Providers & Services — 0.7%
UnitedHealth Group Inc., Senior Notes	6.625%	11/15/37	3,023,000		3,391,346
UnitedHealth Group Inc., Senior Notes	6.875%	2/15/38	525,000		611,212
Total Health Care Providers & Services					4,002,558
Pharmaceuticals — 0.1%
GlaxoSmithKline Capital Inc., Senior Bond	6.375%	5/15/38	880,000		1,040,077
Total Health Care					5,324,475

See Notes to Financial Statements.

14	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 2.4%
Communications Equipment — 0.6%
Cisco Systems Inc., Senior Notes	5.900%	2/15/39	$2,695,000	$2,984,726
Computers & Peripherals — 0.2%
Dell Inc., Senior Notes	6.500%	4/15/38	1,060,000	1,132,081
Electronic Equipment, Instruments & Components — 1.2%
Tyco Electronics Group SA, Senior Notes	7.125%	10/1/37	5,625,000	6,461,044
Software — 0.4%
Oracle Corp., Senior Notes	6.500%	4/15/38	2,013,000	2,346,192
Total Information Technology				12,924,043
Total Corporate Bonds & Notes (Cost — $75,717,996)				81,431,239
Municipal Bonds — 2.7%
Georgia — 1.8%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	5,880,000	5,747,700
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	3,965,000	3,835,027
Total Georgia				9,582,727
New Jersey — 0.9%
New Jersey State Turnpike Authority Revenue, Build America Bonds	7.102%	1/1/41	4,390,000	4,758,014
Total Municipal Bonds (Cost — $14,320,688)				14,340,741
U.S. Government & Agency Obligations — 17.6%
U.S. Government Agencies — 1.0%
Federal National Mortgage Association (FNMA), Notes	6.000%	4/18/36	4,790,000	5,174,450
U.S. Government Obligations — 16.6%
U.S. Treasury Bonds	5.375%	2/15/31	1,240,000	1,447,507
U.S. Treasury Bonds	4.500%	5/15/38	31,320,000	32,269,372
U.S. Treasury Bonds	3.875%	8/15/40	16,325,000	15,036,859
U.S. Treasury Bonds	4.250%	11/15/40	42,065,000	41,381,444
Total U.S. Government Obligations				90,135,182
Total U.S. Government & Agency Obligations (Cost — $97,593,542)				95,309,632
Total Investments before Short-term Investments (Cost — $501,534,227)				519,136,305

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	15

Legg Mason BW Global Opportunities Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-term Investments — 3.3%
Repurchase Agreements — 3.3%
Bank of America repurchase agreement dated 12/31/10; Proceeds at maturity — $8,997,632; (Fully collateralized by U.S. government agency obligations, 3.625% due 7/1/11; Market value — $9,181,064)	0.110%	1/3/11	8,997,550	$8,997,550
Goldman Sachs & Co. repurchase agreement dated 12/31/10; Proceeds at maturity — $8,997,647; (Fully collateralized by U.S. government agency obligations, 0.180% due 11/9/11; Market value — $9,190,755)	0.130%	1/3/11	8,997,550	8,997,550
Total Short-term Investments (Cost — $17,995,100)				17,995,100
Total Investments — 99.2% (Cost — $519,529,327#)				537,131,405
Other Assets in Excess of Liabilities — 0.8%				4,335,693
Total Net Assets — 100.0%				$541,467,098

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is $520,545,993.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona

16	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $519,529,327)	$537,131,405
Foreign currency, at value (Cost — $462,583)	469,796
Interest receivable	8,188,243
Receivable for Fund shares sold	1,531,800
Unrealized appreciation on forward foreign currency contracts	1,131,764
Prepaid expenses	58,494
Total Assets	548,511,502

Liabilities:
Unrealized depreciation on forward foreign currency contracts	3,603,385
Distributions payable	2,303,696
Payable for Fund shares repurchased	638,195
Investment management fee payable	217,015
Accrued foreign capital gains tax	191,932
Distribution fees payable	4,170
Directors’ fees payable	1,685
Payable for securities purchased	987
Accrued expenses	83,339
Total Liabilities	7,044,404
Total Net Assets	$541,467,098

Net Assets:
Par value (Note 7)	$51,094
Paid-in capital in excess of par value	532,227,053
Overdistributed net investment income	(6,013,513)
Accumulated net realized gain on investments and foreign currency transactions	132,005
Net unrealized appreciation on investments and foreign currencies	15,070,459
Total Net Assets	$541,467,098

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	17

Shares Outstanding:
Class A	673,435
Class C	257,077
Class FI	617,405
Class I	11,482,234
Class IS	38,064,056

Net Asset Value:
Class A†	$10.67
Class C†*	$10.61
Class FI†	$10.60
Class I†	$10.60
Class IS†	$10.60
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.14

†	Redemption price per share is NAV of the class’ shares reduced by a 2% redemption fee on certain redemptions, including exchanges, of shares redeemed or exchanged within 60 days from purchase payment (See Note 1).

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Statement of operations

For the year ended December 31, 2010

Investment Income:
Interest	$22,352,394
Less: Foreign taxes withheld	(164,657)
Total Investment Income	22,187,737

Expenses:
Investment management fee (Note 2)	2,128,815
Custody fees	288,620
Directors’ fees	82,219
Registration fees	75,475
Shareholder reports	72,191
Audit and tax	38,641
Legal fees	36,861
Transfer agent fees (Note 5)	31,248
Distribution fees (Notes 2 and 5)	23,756
Insurance	7,416
Miscellaneous expenses	27,028
Total Expenses	2,812,270
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(13,613)
Compensating balance arrangements (Note 1)	(514)
Net Expenses	2,798,143
Net Investment Income	19,389,594

Realized and Unrealized Gain (Loss) On Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	9,860,819
Foreign currency transactions	2,215,078
Net Realized Gain	12,075,897
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	23,822,613
Foreign currencies	(1,707,333)
Change in Net Unrealized Appreciation (Depreciation)	22,115,280
Net Gain on Investments and Foreign Currency Transactions	34,191,177
Increase in Net Assets From Operations	$53,580,771

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	19

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$19,389,594	$13,035,906
Net realized gain	12,075,897	1,583,141
Change in net unrealized appreciation (depreciation)	22,115,280	28,846,785
Increase in Net Assets From Operations	53,580,771	43,465,832

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(29,560,463)	(13,279,260)
Net realized gains	(6,237,719)	(1,449,149)
Decrease in Net Assets From Distributions to Shareholders	(35,798,182)	(14,728,409)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	281,543,317	73,661,903
Reinvestment of distributions	30,016,470	11,921,462
Cost of shares repurchased	(77,427,989)	(55,631,089)
Increase in Net Assets From Fund Share Transactions	234,131,798	29,952,276
Increase in Net Assets	251,914,387	58,689,699

Net Assets:
Beginning of year	289,552,711	230,863,012
End of year*	$541,467,098	$289,552,711
* Includes overdistributed net investment income of:	$(6,013,513)	$(1,589,771)

See Notes to Financial Statements.

20	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2010[2]

Net asset value, beginning of period	$10.19

Income from operations:
Net investment income	0.36
Net realized and unrealized gain	0.82
Total income from operations	1.18
Net investment income	(0.57)
Net realized gains	(0.13)
Total distributions	(0.70)

Net asset value, end of period	$10.67
Total return[3]	11.76%

Net assets, end of period (000s)	$7,182

Ratios to average net assets:
Gross expenses[4]	1.05%
Net expenses[4,5,6,7]	0.91
Net investment income[4]	4.22

Portfolio turnover rate	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 10, 2010 (commencement of operations) to December 31, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	21

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2010[2]

Net asset value, beginning of period	$10.20

Income From Operations:
Net investment income	0.33
Net realized and unrealized gain	0.74
Total Income From Operations	1.07
Net investment income	(0.53)
Net realized gains	(0.13)
Total Distributions	(0.66)

Net Asset Value, End of Period	$10.61
Total Return[3]	10.62%

Net Assets, End of Period (000s)	$2,728

Ratios to Average Net Assets:
Gross expenses[4]	1.53%
Net expenses[4,5,6,7]	1.36
Net investment income[4]	3.80

Portfolio Turnover Rate	39%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 11, 2010 (commencement of operations) to December 31, 2010.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2010	2009[3]

Net asset value, beginning of year	$ 10.13	$ 8.33

Income from operations:
Net investment income	0.45	0.41
Net realized and unrealized gain	0.80	1.87
Total income from operations	1.25	2.28
Net investment income	(0.65)	(0.43)
Net realized gains	(0.13)	(0.05)
Total distributions	(0.78)	(0.48)

Net asset value, end of year	$10.60	$10.13
Total return[4]	12.59%	27.79%

Net assets, end of year (000s)	$6,547	$361

Ratios to average net assets:
Gross expenses	1.06%	2.21%[5]
Net expenses[6,7]	0.98 [8,9]	0.90 [5,9]
Net investment income	4.25	4.93 [5]

Portfolio Turnover Rate	39%	32%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period February 26, 2009 (commencement of operations) to December 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[9]

As a result of a contractual expense limitation, the ratios of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 0.90% until April 30, 2010.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	23

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2010	2009[3]

Net asset value, beginning of year	$ 10.12	$ 8.56

Income from operations:
Net investment income	0.48	0.39
Net realized and unrealized gain	0.81	1.64
Total income from operations	1.29	2.03
Net investment income	(0.68)	(0.42)
Net realized gains	(0.13)	(0.05)
Total distributions	(0.81)	(0.47)

Net asset value, end of year	$10.60	$10.12
Total return[4]	13.03%	23.96%

Net assets, end of year (000s)	$121,671	$22,430

Ratios to average net assets:
Gross expenses	0.66%[5]	1.01%[6]
Net expenses[7,8]	0.66 [5]	0.75 [6,9]
Net investment income	4.57	5.00 [6]

Portfolio turnover rate	39%	32%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period March 19, 2009 (commencement of operations) to December 31, 2009.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of fees waived and/or expenses reimbursed for the prior fiscal year.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2010	2009	2008	2007[3]		2007[4]

Net asset value, beginning of year	$ 10.12	$ 8.88	$ 10.44	$ 9.93		$ 10.00

Income (loss) from operations:
Net investment income	0.48	0.52	0.53	0.37		0.18
Net realized and unrealized gain (loss)	0.81	1.29	(1.42)	0.51		(0.08)
Total income (loss) from operations	1.29	1.81	(0.89)	0.88		0.10
Net investment income	(0.68)	(0.52)	(0.65)	(0.33)		(0.17)
Net realized gains	(0.13)	(0.05)	(0.02)	(0.02)		—
Return of capital	—	—	—	(0.02)		—
Total distributions	(0.81)	(0.57)	(0.67)	(0.37)		(0.17)

Net asset value, end of year	$10.60	$10.12	$8.88	$10.44		$9.93
Total return[5]	13.06%	21.04%	(8.93)%	9.05%		1.01%

Net assets, end of year (000s)	$403,339	$266,762	$230,863	$216,974		$92,555

Ratios to average net assets:
Gross expenses	0.65%	0.67%	0.67%	0.73%[6]		1.58%[6]
Net expenses[7,8,9]	0.65	0.65	0.65	0.66	[6]	0.65	[6]
Net expenses, excluding interest expense[7,8,9]	0.65	0.65	0.65	0.65	[6]	0.65	[7]
Net investment income	4.57	5.47	5.30	4.82	[6]	4.34	[6]

Portfolio turnover rate	39%	32%	57%	50%[10]		26%[10]

[1]	On October 5, 2009, Institutional Select Class shares were renamed as Class IS shares. The former Institutional Class changed its name to Institutional Select Class effective November 1, 2008.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2007 to December 31, 2007. Effective December 31, 2007, the Fund changed its fiscal year end from March 31 to December 31.

[4]	For the period November 1, 2006 commencement of operations to March 31, 2007.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Not annualized.

See Notes to Financial Statements.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Global Opportunities Bond Fund (formerly known as Legg Mason Global Opportunities Bond Fund) (the “Fund”) is a separate non-diversified investment series of Legg Mason Charles Street Trust, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 ("ASC Topic 820"). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$269,106,756	—	$269,106,756
Collateralized mortgage obligations	—	58,947,937	—	58,947,937
Corporate bonds & notes	—	81,431,239	—	81,431,239
Municipal Bonds	—	14,340,741	—	14,340,741
U.S. government & agency obligations	—	95,309,632	—	95,309,632
Total long-term investments	—	$519,136,305	—	$519,136,305
Short-term investments†	—	17,995,100	—	17,995,100
Total investments	—	$537,131,405	—	$537,131,405
Other financial instruments:
Forward foreign currency contracts	—	1,131,764	—	1,131,764
Total	—	$538,263,169	—	$538,263,169

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$3,603,385	—	$3,603,385

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	27

collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge exposure of bond positions or to gain currency exposure where the Fund did not hold that country’s bonds. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental

28	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	29

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(k) Redemption fee. The Fund imposes a 2% redemption fee on certain redemptions, including exchanges, of Fund shares redeemed or exchanged within 60 days of the date of their purchase. The fee is payable to the Fund.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of December 31, 2010, there were $191,932 of capital gains tax liabilities accrued on unrealized gains.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$5,747,127	$(5,747,127)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Pursuant to the agreement, LMPFA provides the Fund with management and administrative services for which the Fund pays a fee,

30	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

computed daily and payable monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with LMPFA. The investment adviser is responsible, subject to the general supervision of the Board of Directors and LMPFA, for the actual investment activity of the Fund. To the extent LMPFA receives a management fee after taking into account its obligation to limit expenses as discussed below, LMPFA pays Brandywine Global 90% of the net fees it received from the Fund. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Prior to April 30, 2010, LMPFA had contractually agreed to waive its fees and reimburse other expenses in any month to the extent the Fund’s expenses, as a percentage of average daily net assets (exclusive of brokerage, interest, taxes and extraordinary expenses), exceeded during that month the annual rate of 1.00%, 1.45%, 0.90%, 0.75% and 0.65% for Class A, C, FI, I and IS shares, respectively.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C, FI, I and IS shares did not exceed 1.00%, 1.45%, 1.00%, 0.75% and 0.65%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Directors’ consent.

During the year ended December 31, 2010, fees waived and/or expenses reimbursed amounted to $13,613.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these agreements, at December 31, 2010, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMPFA as follows:

	Class A	Class C	Class FI	Class IS
Expires December 31, 2011	—	—	—	$40,620
Expires December 31, 2012	—	—	$847	51,114
Expires December 31, 2013	$2,319	$1,729	4,004	5,561
Fee waivers/expense reimbursements subject to recapture	$2,319	$1,729	$4,851	$97,295

During the year ended December 31, 2010, LMPFA recaptured the amount of $6,200.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	31

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2010, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class C
CDSCs	$0	*	$0	*

*	Amount represents less than $1,000.

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$318,716,058	$69,158,932
Sales	151,228,741	5,032,734

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$25,741,850
Gross unrealized depreciation	(9,156,438)
Net unrealized appreciation	$16,585,412

32	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Norwegian Krone	Citibank, N.A.	66,615,000	$11,409,441	1/12/11	$26,542
Yuan Renminbi	UBS AG	41,548,000	6,302,313	1/21/11	15,734
Yuan Renminbi	UBS AG	11,860,000	1,799,014	1/21/11	46,184
Yuan Renminbi	UBS AG	4,340,000	658,324	1/21/11	11,219
Polish Zloty	Barclays Bank PLC	29,244,000	9,862,265	1/25/11	105,810
Turkish Lira	Barclays Bank PLC	26,187,000	16,883,677	2/8/11	(1,138,414)
Canadian Dollar	HSBC Bank USA, N.A.	9,814,000	9,861,070	2/16/11	293,903
British Pound	HSBC Bank USA, N.A.	33,205,000	51,744,764	3/2/11	77,784
Swedish Krona	Morgan Stanley & Co., Inc.	66,337,000	9,836,884	3/14/11	171,417
					(389,821)
Contracts to Sell:
Australian Dollar	HSBC Bank USA, N.A.	5,349,000	5,462,014	1/12/11	(225,290)
Australian Dollar	HSBC Bank USA, N.A.	5,349,000	5,462,015	1/12/11	(253,292)
Australian Dollar	HSBC Bank USA, N.A.	6,568,000	6,706,770	1/12/11	(324,316)
Australian Dollar	HSBC Bank USA, N.A.	10,611,000	10,835,191	1/12/11	(431,212)
Australian Dollar	HSBC Bank USA, N.A.	10,721,000	10,947,515	1/12/11	(546,858)
Norwegian Krone	Citibank, N.A.	66,615,000	11,409,441	1/12/11	(167,873)
Polish Zloty	Barclays Bank PLC	14,622,000	4,931,133	1/25/11	168,883
Polish Zloty	Barclays Bank PLC	14,622,000	4,931,133	1/25/11	214,288
Canadian Dollar	Barclays Bank PLC	9,793,000	9,839,969	2/16/11	(139,704)
New Zealand Dollar	Citibank, N.A.	4,882,000	3,783,105	3/9/11	(123,460)
Swedish Krona	Morgan Stanley & Co., Inc.	66,337,000	9,836,884	3/14/11	(252,966)
					(2,081,800)
Net unrealized loss on open forward foreign currency contracts					$(2,471,621)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$1,131,764

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	33

LIABILITY DERIVATIVES[1]
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$3,603,385

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund's derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Contracts Risk
Forward foreign currency contracts	$919,272

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$(1,817,801)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Forward foreign currency contracts (to buy)	$102,874,704
Forward foreign currency contracts (to sell)	56,932,451

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under the plans the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each class respectively. The Fund also pays a distribution fee with respect to its Class C shares calculated at

34	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

the annual rate of 0.45% of the class’ average daily net assets. The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’ average daily net assets, subject to the authority of the Board of Directors of the Fund to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2010, class specific expenses were as follows:

	Service and distribution Fees	Transfer Agent Fees
Class A	$4,065	$2,718
Class C	7,306	1,966
Class FI	12,385	8,177
Class I	—	7,298
Class IS	—	11,089
Total	$23,756	$31,248

For the year ended December 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$2,319
Class C	1,729
Class FI	4,004
Class I	—
Class IS	5,561
Total	$13,613

6. Distributions to shareholders by class

	Year Ended December 31, 2010		Year Ended December 31, 2009
Net Investment Income:
Class A	$163,755	[1]	—
Class C	89,902	[2]	—
Class FI	332,981		$3,606	[3]
Class I	5,793,740		148,394	[4]
Class IS	23,180,085		13,127,260
Total	$29,560,463		$13,279,260
Net Realized Gains:
Class A	$84,276	[1]	—
Class C	30,058	[2]	—
Class FI	76,580		$1,217	[3]
Class I	1,319,049		86,774	[4]
Class IS	4,727,756		1,361,158
Total	$6,237,719		$1,449,149

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	35
[1]	For the period March 10, 2010 (commencement of operations) to December 31, 2010.

[2]	For the period March 11, 2010 (commencement of operations) to December 31, 2010.

[3]	For the period February 26, 2009 (commencement of operations) to December 31, 2009.

[4]	For the period March 19, 2009 (commencement of operations) to December 31, 2009.

7. Capital shares

At December 31, 2010, there were 500 million shares authorized at $0.001 par value for each of the Fund’s Class A, Class C, Class FI, Class I and Class IS shares. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2010				Year Ended December 31, 2009
	Shares		Amount		Shares		Amount
Class A
Shares sold	937,636	[1]	$10,196,730	[1]	—		—
Shares issued on reinvestment	21,839	[1]	233,590	[1]	—		—
Shares repurchased	(286,040)	[1]	(3,073,535)	[1]	—		—
Net increase	673,435	[1]	$7,356,785	[1]	—		—

Class C
Shares sold	260,836	[2]	$2,789,785	[2]	—		—
Shares issued on reinvestment	10,065	[2]	107,191	[2]	—		—
Shares repurchased	(13,824)	[2]	(151,541)	[2]	—		—
Net increase	257,077	[2]	$2,745,435	[2]	—		—

Class FI†
Shares sold	602,144		$6,226,426		36,984	[3]	$373,584	[3]
Shares issued on reinvestment	38,603		409,532		444	[3]	4,511	[3]
Shares repurchased	(58,937)		(633,121)		(1,833)	[3]	(18,926)	[3]
Net increase	581,810		$6,002,837		35,595	[3]	$359,169	[3]

Class I†
Shares sold	9,162,663		$95,683,905		2,392,487	[4]	$24,654,970	[4]
Shares issued on reinvestment	664,796		7,055,959		14,507	[4]	146,527	[4]
Shares repurchased	(561,479)		(6,084,217)		(190,740)	[4]	(1,947,429)	[4]
Net increase	9,265,980		$96,655,647		2,216,254	[4]	$22,854,068	[4]

Class IS†
Shares sold	16,022,252		$166,646,471		5,017,199		$48,633,349
Shares issued on reinvestment	2,096,785		22,210,198		1,232,499		11,770,424
Shares repurchased	(6,414,232)		(67,485,575)		(5,880,983)		(53,664,734)
Net increase	11,704,805		$121,371,094		368,715		$6,739,039
[1]	For the period March 10, 2010 (commencement of operations) to December 31, 2010.

[2]	For the period March 11, 2010 (commencement of operations) to December 31, 2010.

[3]	For the period February 26, 2009 (commencement of operations) to December 31, 2009.

[4]	For the period March 19, 2009 (commencement of operations) to December 31, 2009.

†	On October 5, 2009, Financial Intermediary, Institutional and Institutional Select Class shares were renamed Class FI, Class I and Class IS shares, respectively.

36	Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report

Notes to financial statements (cont’d)

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 3, 2011. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2010.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class C	Class FI	Class I	Class IS
Daily 1/31/11	$0.034470	$0.030415	$0.034276	$0.037125	$0.037063

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	2009
Distributions Paid From:
Ordinary income	$30,488,469	$14,517,225
Net long-term capital gains	5,309,713	211,184
Total taxable distributions	$35,798,182	$14,728,409

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$1,134,297
Other book/tax temporary differences(a)	(5,999,139)
Unrealized appreciation (depreciation)(b)	14,053,793
Total accumulated earnings (losses) — net	$9,188,951

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain forward contracts, the deferral of post-October currency losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

Legg Mason BW Global Opportunities Bond Fund 2010 Annual Report	37

Report of independent registered public accounting firm

To the Board of Directors of Legg Mason Charles Street Trust, Inc. and to the Shareholders of Legg Mason BW Global Opportunities Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason BW Global Opportunities Bond Fund (one of the portfolios comprising Legg Mason Charles Street Trust, Inc., the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 16, 2011

38	Legg Mason BW Global Opportunities Bond Fund

Board approval of management and investment advisory agreements (unaudited)

At its November 2010 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the investment advisory agreement (the “Advisory Agreement”) with Brandywine Global Investment Management, LLC (the “Adviser”). The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), met on October 13, 2010, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors received presentations from the Manager, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive session held on November 17, 2010.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

Legg Mason BW Global Opportunities Bond Fund	39

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the independent contract consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that the Fund had a limited history, having begun operations in November 2006. Based upon the one- and three-year performance history as of June 30, 2010, which placed the Fund in the second quintile, the Board concluded that it was in the best interests of the Fund to approve renewal of the Management and Advisory Agreements.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees foregone and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

40	Legg Mason BW Global Opportunities Bond Fund

Board approval of management and investment advisory agreements (unaudited) (cont’d)

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (first and third quintiles, respectively) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2010, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, although there currently are no breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Legg Mason BW Global Opportunities Bond Fund	41

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason BW Global Opportunities Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]
Ruby P. Hearn

Year of birth	1940
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Arnold L. Lehman

Year of birth	1944
Position with Fund	Lead Independent Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robin J.W. Masters

Year of birth	1955
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

42	Legg Mason BW Global Opportunities Bond Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d
Jill E. McGovern

Year of birth	1944
Position with Fund	Director
Term of office and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman

Year of birth	1942
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien

Year of birth	1945
Position with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

Legg Mason BW Global Opportunities Bond Fund	43

Independent Directors[1] cont’d
S. Ford Rowan

Year of birth	1943
Position with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robert M. Tarola

Year of birth	1950
Position with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

44	Legg Mason BW Global Opportunities Bond Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors
Mark R. Fetting
Year of birth	1954
Position with Fund	Chairman and Director
Term of office and length of time served[2]	Director since 2001 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	None
Executive Officers
R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Fund	President (Acting) and Chief Executive Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)

Legg Mason BW Global Opportunities Bond Fund	45

Executive Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Fund	Chief Financial Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

46	Legg Mason BW Global Opportunities Bond Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. (since 2007); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the Investment Company Act of 1940, as amended (the “1940 Act”).

[3]

Mr. Fetting is considered to be an interested person, as defined in the 1940 Act, of the Fund on the basis of his current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as his ownership of Legg Mason, Inc. stock.

Legg Mason BW Global Opportunities Bond Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	Daily	12/8/2010
Payable date:	Monthly	12/9/2010
Interest from federal obligations	4.83%	—
Long-term capital gain dividend	—	$0.108940

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason BW

Global Opportunities Bond Fund

Directors

Mark R. Fetting

Chairman

Ruby P. Hearn

Arnold L. Lehman

Robin J. W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Global Opportunities Bond Fund

The Fund is a separate investment series of Legg Mason Charles Street Trust, Inc.

Legg Mason BW Global Opportunities Bond Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Global Opportunities Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013158 2/11 SR11-1325

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Arthur S. Mehlman and Robert M. Tarola possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,900 in December 31, 2009 and $71,912 in December 31, 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2009 and $2,900 in December 31, 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Charles Street Trust, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Charles Street Trust, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $8,000 in December 31, 2009 and $8,000 in December 31, 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Charles Street Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Charles Street Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Charles Street Trust, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2009 and December 31, 2010; Tax Fees were 100% and 100% for December 31, 2009 and December 31, 2010; and Other Fees were 100% and 100% for December 31, 2009 and December 31, 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Charles Street Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Charles Street Trust, Inc. during the reporting period were $314,000 in 2009 and $0 in 2010.

(h) Yes. Legg Mason Charles Street Trust, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Charles Street Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Charles Street Trust, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) President (Acting) and Chief Executive Officer of
Legg Mason Charles Street Trust, Inc.

Date: February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President (Acting) and Chief Executive Officer of
Legg Mason Charles Street Trust, Inc.

Date: February 25, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Charles Street Trust, Inc.

Date: February 25, 2011